UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   November 3, 2009

Bridge Capital Holdings
(Exact name of registrant as specified in its charter)

California	000-50974	80-0123855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, Suite 200 San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 423-8500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2009 Robert P. Gionfriddo resigned his position as a director of Bridge Capital Holdings and its subsidiary Bridge Bank, National Association (the “Bank”) as well as his executive vice president position of the Bank.  Mr. Gionfriddo, age 63, has been employed in the banking industry for 33 years and submitted his resignation for personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2009	Bridge Capital Holdings By: /s/Thomas A. Sa
Thomas A. Sa Executive Vice President, Chief Financial Officer